Current Report on Form 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 1999

                            GATEWAY INDUSTRIES, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                0-13803                                33-0637631
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    (State or other jurisdiction of            (Commission File Number)              (IRS Employer Identification
            incorporation)                                                                       No.)
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                              150 East 52nd Street
                            New York, New York 10022
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                     Address of principal executive offices


        Registrant's telephone number, including area code: 877 431-2942




          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

                  This Current Report on Form 8-K/A (the "Form 8-K/A") amends the Current Report on Form 8-K (the "Form 8-K") dated June 22, 1999 filed with the Securities and Exchange Commission (the "Commission") on June 29, 1999 to include as an exhibit to the Form 8-K a letter from Ernst & Young LLP, the Company's former independent public accountants, addressed to the Commission, stating that Ernst & Young LLP agrees with the Company's statements in the Current Report. Such letter is attached as Exhibit 99.1 to this Form 8K-A.


Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

                  (c)      EXHIBITS

                           99.1 Letter dated July 21, 1999 from Ernst & Young LLP to the Securities and Exchange Commission.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GATEWAY INDUSTRIES, INC.


Dated: July 28, 1999                          By: /s/ Warren G. Lichtenstein
                                              ----------------------------------
                                              Name:   Warren G. Lichtenstein
                                              Title:  Chairman



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EXHIBIT INDEX

           99.1  Letter  dated July 21,  1999 from Ernst & Young
                 LLP to the Securities and Exchange Commission.